Commitments and Contingencies	9 Months Ended
Sep. 30, 2018
Commitments And Contingencies Disclosure [Abstract]
Commitments and Contingencies

Note 9. Commitments and Contingencies

Cystic Fibrosis Foundation Therapeutics, Inc. Funding agreement

The Company has received royalty bearing grants sponsored by Cystic Fibrosis Foundation Therapeutics, Inc. (“CFFT”). Should the awards result in a successful product, the Company will pay CFFT a specified payment amount in installments following commercialization based on a formula that is six times the total award amount, plus a payment equal to the awarded payments, within sixty days after aggregate net sales of the product exceed certain thresholds. Further, in the event of a license, sale or other transfer of the product or the Company’s development program technology (including a change of control transaction), the Company will pay CFFT a percentage of such transfer payments actually received by the Company or the Company’s shareholders (subject to a royalty cap). As of September 30, 2018, the Company has not had a successful product utilizing CFFT grants.

Operating Leases

For operating leases, minimum lease payments, including minimum scheduled rent increases, are recognized as rent expense on a straight-line basis over the lease term. Leasehold improvement incentives paid to the Company by the landlord are recorded as a deferred rent and amortized as a reduction of rent expense over the lease term. Rent expense totaled $0.3 million and $0.1 million for the three months ended September 30, 2018 and 2017, respectively, and $0.8 million and $0.2 million for the nine months ended September 30, 2018 and 2017, respectively.

Future minimum payments under leases and lease commitments with initial terms greater than one year were as follows at December 31, 2017:

(in thousands)
2018	$556
2019	1,234
2020	1,271
2021	1,310
2022	1,349
Thereafter	3,138
Total	$8,858